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JARDINE FLEMING
CHINA REGION FUND, INC.

Annual Report
December 31, 2000

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This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

JFCRM-AR-00       F01-051  12/31/00


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JARDINE FLEMING
CHINA REGION FUND, INC.

Contents
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                                                                 Page

  Objectives                                                        1

  Management                                                        1

  Market Information                                                1

  Highlights                                                        2

  Chairman's Statement                                              3

  Investment Review                                                 4

  Major Holdings                                                    7

  Investment Portfolio                                              9

  Statement of Assets and Liabilities                              13

  Statement of Operations                                          14

  Statements of Changes in Net Assets                              15

  Financial Highlights                                             16

  Notes to Financial Statements                                    17

  Report of Independent Accountants                                21

  Dividend Reinvestment and Cash Purchase Plan                     22

  Directors and Administration                                     23


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JARDINE FLEMING
CHINA REGION FUND, INC.

Objectives
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     Jardine Fleming China Region Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China (PRC or China), Hong Kong, Taiwan, and Macau-collectively, the China Region.

     The Fund provides investors with an opportunity to participate in the growing economies of the China Region, especially that of the PRC, although investments are expected to be predominantly in securities listed on the Stock Exchange of Hong Kong. Hong Kong enterprises have made substantial investments in the PRC, in Guangdong Province in particular, where abundant cheap labor and land are available. Hong Kong is also the largest trading partner of the PRC.

     The economies of the PRC, Hong Kong, Taiwan, and Macau have become increasingly linked over the past 10 years and are expected to become further integrated now that Hong Kong and Macau have reverted to Chinese sovereignty. Investments made by the Fund will seek to take advantage of opportunities resulting from this linkage among the China Region markets.


Management
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     Jardine Fleming International Management Inc. ("JFIM") is the investment management company appointed to advise and manage the Fund's portfolio. JFIM is an investment management and advisory company owned by Robert Fleming Holdings Ltd. ("Flemings"). Earlier this year, Flemings agreed to merge with The Chase Manhattan Corporation ("Chase"), a global financial services firm headquartered in New York with offices in more than 45 countries. On August 1, 2000, the transaction was completed. It is not expected that this change will make any difference to the management of your Fund's assets.

     Chung Man Wing is the portfolio manager of the Fund. Mr. Chung joined Jardine Fleming in late 2000 as head of the Greater China team. Previously, he was chief investment officer at HSBC Asset Management (Asia).


Market Information
--------------------------------------------------------------------------------

The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in

o    The Wall Street Journal (daily)
o    The Asian Wall Street Journal (daily)
o    Reuters (page JFC)

The net asset value is published in

o    The Wall Street Journal under "Closed-End Funds" (every Monday)
o    The Asian Wall Street Journal under "Closed-End Funds" (every Monday)
o    South China Morning Post in Hong Kong (first Thursday of every month)
o    Reuters (page JFC)


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JARDINE FLEMING
CHINA REGION FUND, INC.

Highlights
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                                    December 31, 2000       December 31, 1999
                                          US$                      US$

Net Assets                           $56.2 million            $107.3 million

Net Asset Value Per Share                $9.34                    $11.78


Market Data

Share Price on the
New York Stock Exchange                  $7.06                    $8.44

Discount to Net Asset Value             -24.4%                   -28.4%


Total Return for the Year Ended December 31, 2000
--------------------------------------------------------------------------------

Net Asset Value                                                       -20.7%
Share Price                                                           -16.3%

JFC Benchmark Index*                                                  -21.3%
MSCI Hong Kong Index                                                  -17.0%
BNP Prime Peregrine China Index                                        -5.4%
Taiwan Weighted Index                                                 -46.8%

Net Asset Value and Share Price vs. Target Index

                                                                         JFC
                                        NET            Share        Benchmark
                                        Asset          Price           Index*

7/16/92**                                 100            100             100
                                        100.9             80            79.1
12/92                                   109.3             93            90.2
                                        120.5          108.9            94.3
                                        122.3          120.1            83.1
                                        128.4          126.8            84.7
12/93                                     189          187.4             129
                                        136.6          136.1            91.1
                                          124          123.3            82.8
                                          133          129.8            94.1
12/94                                   115.7           94.3            72.2
                                        109.4           94.3            67.1
                                        111.9           92.3            69.3
                                        112.9           94.4            68.8
12/95                                   103.5           84.5            63.3
                                        110.1           95.1            70.7
                                          112           87.7            71.5
                                        112.2           85.6            74.7
12/96                                   132.8           95.3            97.4
                                          134           99.5            99.7
                                        170.3          124.9           114.4
                                        167.7          124.4           116.2
12/97                                     110           82.9            83.7
                                        107.6           80.8            83.7
                                         72.7           54.2            63.5
                                         60.8           40.9            56.9
12/98                                    69.9           46.8            61.4
                                         69.7           47.8            62.5
                                         90.4           74.4            80.7
                                        84.11          56.86           75.59
12/99                                  110.11          72.07           90.23
                                       118.43          75.28           96.66
                                        98.52          66.73           85.48
                                        95.35          66.73           79.73
12/00                                    87.3          60.33           71.12

* This benchmark is composed of the MSCI Hong Kong Index, 50%; BNP Prime Peregrine China Index, 20%; Taiwan Weighted Index, 25%; HSBC Holdings Limited, 5%. When calculating benchmark performance, the monthly rebalancing method is used. The Board of Directors established the JFC Benchmark Index in 1997, and the current composition dates from January 1999. Previously, the benchmark was composed of the Hong Kong All Ordinaries Index, 60%; Credit Lyonnais Securities Asia All China B Index, 30%; and the Taiwan Weighted Index, 10%.

**   Commencement of operations
     Source: Jardine Fleming


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JARDINE FLEMING
CHINA REGION FUND, INC.

Chairman's Statement
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Dear Fellow Shareholders:

     In May 2000, the Board of Directors authorized the Fund to repurchase up to 10% of its issued and outstanding shares in the open market from time to time over a one-year period. The principal purpose of the repurchase is to enhance stockholder value by increasing the Fund's net asset value per share without creating any adverse impact upon the Fund's expense ratio. During the year ended December 31, 2000, the Fund repurchased a total of 512,400 shares in the open market at a per-share weighted average discount to net asset value of 24.08%.

     In October 2000, the Board of Directors, in recognition of the fact that the Fund's shares continued to trade at a discount to their net asset value, determined that it was in the best interest of the Fund and its shareholders to initiate a tender offer to acquire up to 30% of its outstanding shares of common stock. Pursuant to the tender offer that commenced on November 20, 2000, and closed on December 18, 2000, the Fund purchased a total of 2,576,692 shares, representing 30% of the Fund's issued and outstanding shares, at a price equal to 95% of the Fund's net asset value per share on the closing date.

     The Board of Directors will continue to actively manage the discount to net asset value at which the Fund's shares trade in the market. Apart from using share buybacks as an ongoing and permanent mechanism to address the discount, the Board of Directors has announced its intent, beginning in 2001, to implement a partial tender offer or similar transaction if the Fund's shares trade at an average discount to net asset value in excess of 20% for any 13-week period, limited to one such transaction in each calendar year.

Respectfully submitted,

The Rt. Hon. The Earl of Cromer
Chairman
January 31, 2001


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JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Review
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

     Equity markets worldwide experienced substantial volatility in 2000. Within the China Region, Hong Kong's Hang Seng Index declined by 9.7%, while Taiwan's Weighted Index lost 46.8% (all figures in U.S. dollar terms) against a background of discouraging economic and political developments. On the other hand, the two smaller China B share markets, in Shanghai and Shenzhen, were boosted by bullish sentiment and ended the year up 136.2% and 62.0%, respectively.

     Reflecting these divergent investment returns from the China Region and high levels of price volatility, the net asset value and share price of the Fund were down 20.7% and 16.3%, respectively, which compares with a 21.3% decline in the JF China Region Fund benchmark.

     The 10% year-on-year decline in the Hong Kong Hang Seng Index masked sharp volatility during the year. Riding on expectations of a strong economic recovery and optimism for global telecom, media, and technology (TMT) stocks, the Hang Seng Index was boosted to a record high of 18,301 in March. However, the subsequent sharp correction in the U.S. equity market, particularly in the Nasdaq Composite Index, adversely affected the Hong Kong market as a whole and sent certain overvalued TMT stocks into free-fall. Simultaneously, blue chip bank and property stocks were affected by concerns about possible increases in U.S. interest rates.

     Toward the end of the year, the Hong Kong market recovered some ground when statistics from the U.S. pointed to an economic slowdown and improved prospects for lower interest rates. As a result, interest rate-sensitive banks and property stocks led the rebound. Selected China concept stocks also performed well amid signals of economic recovery in the Mainland and increased likelihood of China's entry into the World Trade Organization (WTO). The TMT stocks, however, remained under pressure, as prospects for growth continued to be uncertain and their valuations remained relatively high.

     Investment sentiment toward China was positive through most of the year as the economy continued to recover. In particular, driven by speculative interests and excessive domestic-related liquidity, the B-share markets of Shanghai and Shenzhen, whose shares are available to foreign investors, rallied with their A-share counterparts and were among the best-performing equity markets in the world in 2000. These results were achieved with lower participation by foreign institutional investors because of their concerns about the small market capitalizations, low trading volumes, and poor corporate transparency.

     In Hong Kong, relatively encouraging macroeconomic picture in the China Region whetted appetites for H shares and "red chip" stocks, as evidenced by the positive response to new share offerings by Petro China and China Unicom. Even this sector peaked toward the end of the year, however, on the back of the huge China Mobile share placement. Simultaneously, large supplies of new shares and uncertainties over regulatory issues triggered heavy profit-taking in the China-related shares, especially the large-cap telecom stocks.

     The Taiwan equity market had a difficult year. The technology-dominated Taiwan Weighted Index started to fall in April along with the sharp correction in the Nasdaq Composite Index. In the political arena, the election of the DPP candidate, Chen Shui-bian, in May raised concerns about possible conflicts between the president and the opposition-led legislative council. Although the new president has adopted a conciliatory and pragmatic approach toward China, investors remain concerned over prospects for domestic political gridlock. Despite the increase in Taiwan's market weight within the MSCI Emerging Markets Free Index and All Country Free Index, equity market performance deteriorated sharply in the second half of the year on the back of a narrowing trade surplus, profit warnings by major technology companies, and worries about the health of the local banking system. As a result, the Taiwan Weighted Index finished the year below the 5,000 level and reached oversold territory, in our view.


Outlook

     Against a background of moderating economic growth and declining interest rates in the U.S., investors are likely to focus on investment opportunities in faster-growing economies. Given the relatively better macroeconomic outlook, it would stand to reason that Chinese equity markets, particularly selected quality stocks in the China Region, will continue to appeal to investors in 2001.

     Thanks to the linked exchange rate system between the U.S. and Hong Kong dollars, Hong Kong's economy will benefit from interest rate reductions in the U.S. A more benign interest rate environment will gradually lead to a pickup in business investment, while lower mortgage rates will help stabilize the residential property market. As business activity resumes normal growth, the demand for, and investment in, prime office properties will increase. Improved business conditions will result in general wage increases, which are expected at around 3% this year and represent the first pay rise since the Asian financial crisis. With better employment and wage prospects, private consumption is expected to increase. All said, Hong Kong's real GDP is expected to grow by a healthy 4% this year, after the strong cyclical recovery of over 10% in 2000. Rising domestic confidence should compensate for slower external demand growth. Taking a longer-term view, China's imminent entry into the WTO will draw investors' attention to the country's tremendous potential, and Hong Kong will benefit as southern China's international business and financial center.

     In Mainland China, economic prospects remain bright. While the slowdown in the U.S. may curtail momentum in export growth, gradually recovering domestic consumption and an easing of deflation should fuel domestic-led economic growth. For 2001, China's real GDP is expected to grow by 7%, compared with 8% in 2000. Wages grew by more than 14% in the first nine months of 2000 and are expected to be boosted significantly in 2001, which will bode well for domestic consumption. Also, the Mainland's consumer price index turned positive late last year, marking the end of deflation. More important, entry into the WTO is expected to facilitate substantial foreign direct investment in the form of capital, technology, plant and equipment, and modern management. This will not only ensure continued economic growth in the coming decade, but also serve as a catalyst for far-reaching corporate restructuring in China. As a result, we expect further deregulation in key industries and privatization of quality Chinese enterprises. This process is extremely positive for China over the long term and should provide ample new investment opportunities for your Fund.

     Across the straits in Taiwan, the new government grapples with the challenges wrought by the U.S. economic slowdown and unwinding of excesses of its financial system. Consequently, we would expect domestic consumption to be lackluster this year. Real GDP growth may decelerate from last year's 6% to about 3.5% for 2001.

     As for the China Region equity markets, two investment themes will be domestic demand and corporate restructuring. The Hong Kong market should first and foremost reflect the benefit of U.S. interest rate cuts. In fact, share prices of large banks and leading property stocks have been rising, discounting lower rates. Looking forward, while these stocks should continue to perform satisfactorily, our focus is shifting to the medium-sized banks and property stocks that have lagged their larger brethren and have more attractive valuations. Later in the year, when the benefits of low interest rates are broadly felt across the economy, the Fund will look to increase its investment in retail and consumer stocks.

     In China, the focus will be on continued restructuring. WTO entry should bring more foreign competition, forcing further deregulation and improved corporate governance. This will undoubtedly change the corporate outlook in China over the long term, and we welcome such a development. In this environment, we anticipate more structural reforms and consolidation in key industries such as aviation, banking and finance, and telecommunications. In the year ahead, many enterprises in these sectors will use the capital markets, primarily the equity market in Hong Kong, to raise funds for such reforms, expansion, and mergers and acquisitions. These money-raising exercises will provide your Fund with new investment names with perhaps more direct exposure to the expanding and improving Chinese economy.

     While the economic environment in Taiwan is challenging, the central bank is likely to adopt an easier monetary stance later in the year, which should support improved domestic demand and economic growth. On the corporate front, we remain optimistic about the long-term competitiveness of leading Taiwanese technology companies in the global marketplace. In addition, deregulation, privatization, and industry consolidation activity will accelerate, and this should result in interesting investment opportunities. Longer-term, increased direct linkage with the Mainland will stimulate Taiwanese investment in China and raise Taiwanese companies' profitability. In this environment, your Fund will maintain long-term strategic positions in top-quality Taiwanese companies, especially in technology, exports, and banking.

     Overall, despite the slowing U.S. economy, we believe the Fund is well positioned in one of the world's most dynamic economic regions. A favorable domestic macroeconomic backdrop - principally lower interest rates and increasing domestic demand - together with continued corporate restructuring should provide interesting and lucrative investment opportunities for shareowners of this fund. We shall continue to construct an optimal asset mix and actively manage the portfolio to reap maximum rewards from investing in the China Region.

Respectfully submitted,

A. Douglas Eu
President
January 31, 2001


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JARDINE FLEMING
CHINA REGION FUND, INC.

Major Holdings
--------------------------------------------------------------------------------

At December 31, 2000
--------------------------------------------------------------------------------

                                                             % of Net
                                                               Assets
--------------------------------------------------------------------------------

  Hutchison Whampoa                                              15.6

     One of Hong Kong's leading conglomerates, controlling 60% and 50% of the container ports in Hong Kong and Shanghai, respectively. Hutchison should benefit from an increase in PRC exports.

  Hang Seng Bank                                                  8.3

     The largest local bank in Hong Kong. Hang Seng Bank is well known for its conservative and prudent management. Apart from capitalizing on HSBC's network in China, Hang Seng Bank has pursued its own expansion in China in recent years with branches and representative offices in major cities.

  Sun Hung Kai Properties                                         6.4

     Hong Kong's premier and largest property company with an investment properties portfolio of over 15 million square feet and a property development landbank in excess of 30 million square feet. Although primarily focused in Hong Kong, SHK Properties has been gradually expanding its property exposure to three strategic locations in China - Beijing, Shanghai, and Guangzhou.

  Taiwan Semiconductor Manufacturing                              5.9

     The world's first and largest dedicated integrated circuit foundry. The company currently operates two 6-inch-wafer fabs and three 8-inch-wafer fabs and owns two-thirds of WaferTech, an 8-inch-wafer fab in Washington. TSM benefits from the increase in outsourcing by major IC companies around the world.

  Cheung Kong Holdings                                            4.6

     One of Hong Kong's premier property companies with significant property developments in Hong Kong and the PRC. Cheung Kong has been discussing numerous property and infrastructure projects in China.

  Swire Pacific                                                   3.9

     A long-established conglomerate with operating divisions in property, aviation, industry, trading, and marine services. Swire Properties is a leading Hong Kong developer and landlord with a portfolio of prestigious retail and office properties. Its aviation operations are under associate companies (Cathay Pacific and HAECO). The industry division includes Swire Coca-Cola, and its trading division includes franchises in Hong Kong and China, such as Volvo cars and Reebok athletic shoes.

  China Mobile (Hong Kong)                                        3.7

     Owns and operates cellular network businesses with a combined 93% market share in six provinces in China. With limited competition on the horizon, the company is expected to grow significantly. It is the only listed PRC telecommunications stock in Hong Kong included in the Hang Seng Index.

  United Microelectronics                                         3.5

     Designs, manufactures, and markets integrated circuits and related electronics products. The main products are consumer electronics ICs, memory ICs, personal computer periph-eral ICs, communication ICs, and central processing units. It is the second-largest IC company in the world.

  HSBC Holdings                                                   3.2

     Hong Kong's first home-grown international bank with a network of over 3,400 offices in more than 70 countries. Despite its prominent overseas presence, HSBC has been active in pursuing expansion opportunities in the restricted banking sector in China. It is one of the first four banks to be granted a license to conduct renminbi business in the PRC.

  MTR                                                             2.5

     Public transport services in Hong Kong. MTR owns and operates the Mass Transit Railway and develops, sells, and manages real estate such as residential and commercial properties. The company also leases commercial facilities and provides services for the Mass Transit Railway, such as telecommunication facilities.

  Total Major Holdings                                           57.6


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JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Portfolio


At December 31, 2000

                                                Holdings              Market
                                               (in shares              Value
     Description                                 or par)             (in US$)

     Common Stocks (unless otherwise noted)

     HONG KONG (69.6%)

     Airlines (2.3%)
     Cathay Pacific Airways                      700,000           1,292,357

     Automobiles (2.3%)
     Denway Motors                             7,360,000           1,283,331

     Banks (11.8%)
     Bank of East Asia                           494,603           1,277,773
     Citic Ka Wah Bank                         2,000,000             685,924
     Hang Seng Bank                              345,000           4,644,409
                                                                   6,608,106


     Commercial Services & Supplies (2.1%)
     Cosco Pacific                             1,500,000           1,163,506

     Diversified Financials (23.2%)
     China Everbright                          1,250,000           1,290,114
     Guoco Group                                 278,000             828,686
     Hutchison Whampoa                           700,600           8,735,381
     Swire Pacific                               300,000           2,163,545
                                                                  13,017,726


     Diversified Telecommunication Services (1.1%)
     China Unicom                                400,000             612,844


     Electric Utilities (2.0%)
     CLP Holdings                                233,000           1,162,057


     Gas Utilities (2.0%)
     Hong Kong & China Gas                       780,570           1,145,881


     Industrial Conglomerates (1.3%)
     Citic Pacific                               200,000             709,002


     Media (1.5%)
     Phoenix Satellite Television              3,096,000             843,494


     Miscellaneous (0.0%)
     Health Asia MediCentres Beijing           1,000,000                   0


     Real Estate (13.8%)
     Amoy Properties                             525,000             585,599
     Cheung Kong Holdings                        200,000           2,557,791
     Sun Hung Kai Properties                     360,000           3,588,599
     Wharf Holdings                              420,000           1,020,424
                                                                   7,752,413


     Road & Rail (2.5%)
     * MTR                                       806,000           1,410,554


     Wireless Telecommunication Services (3.7%)
     China Mobile (Hong Kong)                    384,500           2,100,042

     TOTAL HONG KONG                                              39,101,313


TAIWAN (23.8%)


     Banks (2.7%)
     * China Trust Commercial Bank             1,147,000             689,170
     ICBC                                      1,175,000             847,902
                                                                   1,537,072


     Computers & Peripherals (2.5%)
     Ambit Microsystems                          112,888             478,888
     Asustek Computer                            193,171             580,329
     Synnex Technology International             247,000             360,208
     * Zyxel Communications                          190                 284
                                                                   1,419,709


  Construction Materials (0.0%)
     Taiwan Cement                                   280                 128


     Electrical Equipment (1.1%)
     Phoenixtec Power                            578,786             588,922


     Electronic Equipment & Instruments (5.1%)
     * Compeq Manufacturing                      237,000           1,001,812
     Hon Hai Precision Industry                  210,600           1,068,261
     * Procomp Informatics                        82,000             175,785
     * Wintek                                    429,000             616,558
                                                                   2,862,416


     Insurance (0.6%)
     Cathay Life Insurance                       197,000             344,988


     Multiline Retail (0.0%)
     President Chain Store                           695               1,826


     Semiconductor Equipment & Products (11.0%)
     Realtek Semiconductor                       204,000             554,348
     * Taiwan Semiconductor Manufacturing      1,377,796           3,307,210
     * United Microelectronics                 1,353,840           1,966,175
     * Via Technologies                           58,500             316,168
                                                                   6,143,901


     Textiles & Apparel (0.8%)
     Far Eastern Textile                         664,336             469,368


     TOTAL TAIWAN                                                 13,368,330


     UNITED KINGDOM (3.2%)

     Banks (3.2%)
     HSBC Holdings (HKD)                         120,825           1,789,208

     TOTAL UNITED KINGDOM                                          1,789,208


     UNITED STATES (1.7%)


     Short-Term Investments (1.7%)
Citibank Time Deposit, 5.95%, 1/2/01                    960,000      960,000


     TOTAL UNITED STATES                                             960,000


     TOTAL INVESTMENTS
     (98.3% of Net Assets) (Cost $54,075,681)                     55,218,851


     Other assets less liabilities                                   931,468


     NET ASSETS                                                   56,150,319


     Aggregate cost is the same for Federal income tax purposes. The aggregate unrealized gain for all securities is as follows:

     Excess of market value over cost                              8,647,289
     Excess of cost over market value                             (7,504,119)
     Net unrealized gain                                           1,143,170

         HKD      Hong Kong dollar
         *        Non-income producing

See accompanying notes to financial statements.

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JARDINE FLEMING
CHINA REGION FUND, INC.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

At December 31, 2000
--------------------------------------------------------------------------------

                                                             (in US$)

  Assets
  Investments at value (Note 2) (cost $54,075,681)         55,218,851
  Cash and foreign currencies                               1,758,784
  Receivable for securities sold                              549,850
  Foreign currency contracts receivable                       439,873
  Prepaid insurance premiums                                   12,829
  Interest receivable                                             476

  Total Assets                                             57,980,663

  Liabilities
  Payable for securities purchased                          1,025,315
  Foreign currency contracts payable                          439,952
  Accrued expenses payable                                    289,076
  Due to investment advisor (Note 4)                           76,001

  Total Liabilities                                         1,830,344

  Net Assets                                               56,150,319

  Net assets consist of:
  Common stock, $0.01 par value
     (100,000,000 shares authorized;
     6,012,280 shares issued and outstanding)                  60,123
  Paid-in capital                                         108,878,794
  Accumulated realized gain (loss) on investments
     and foreign currency transactions, net of
     distribution                                         (53,932,989)
  Accumulated net unrealized gain (loss) on investments,
     foreign currency holdings, and other assets
     and liabilities denominated in foreign currencies      1,144,391
--------------------------------------------------------------------------------

  Net Assets                                               56,150,319
  Net Asset Value Per Share ($56,150,319 divided
   by 6,012,280)                                                 9.34


See accompanying notes to financial statements.

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JARDINE FLEMING
CHINA REGION FUND, INC.

Statement of Operations
--------------------------------------------------------------------------------

Year Ended December 31, 2000

                                                             (in US$)


  Investment Income (Loss) (Note 2)

  Dividend                                                  1,463,684
  Interest                                                    131,803

  Total Investment Income                                   1,595,487

  Expenses
  Investment advisory fees (Note 4)                         1,158,834
  Administration and accounting fees (Note 4)                 310,332
  Directors' fees and expenses                                129,886
  Custodian fees                                              117,944
  Shareholder report and meeting expenses                      85,011
  Audit and legal fees                                         54,942
  Registration fees                                            47,621
  Shareholder service fees                                     16,464
  Other expenses                                               25,671

  Total Expenses                                            1,946,705

  Net Investment Income (Loss)                               (351,218)

  Realized and Unrealized Gain (Loss) on Investments, Foreign Currency
    Holdings and Other Assets and Liabilities Denominated in Foreign Currencies

  Net realized gain (loss) (Note 2)
     Investments                                           12,557,051
     Foreign currency transactions                           (170,467)

  Net change in unrealized gain (loss) (Note 2)
     Investments                                           (36,457,861)
     Foreign currency holdings and other assets
     and liabilities denominated in foreign currencies           (300)

  Net realized and unrealized gain (loss) on investments,
     foreign currency holdings and other assets
     and liabilities denominated in foreign currencies     (24,071,577)

  Net Decrease in Net Assets Resulting From Operations     (24,422,795)


See accompanying notes to financial statements.

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JARDINE FLEMING
CHINA REGION FUND, INC.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                Year Ended          Year Ended
                                               December 31,        December 31,
                                                  2000                1999
                                                (in US$)            (in US$)

Increase (Decrease) in Net Assets
     Operations
       Net investment income (loss)               (351,218)           293,506
       Net realized gain (loss) on
         investment transactions                12,557,051         (8,303,697)
       Net realized gain (loss) on foreign
         currency transactions                    (170,467)            (6,739)
       Net change in unrealized
       gain (loss) on investments,
       foreign currency holdings
       and other assets and liabilities
       denominated in foreign currencies       (36,458,161)        47,337,583

       Net increase (decrease) in net assets
         resulting from operations             (24,422,795)        39,320,653

Dividends to Shareholders
       From net investment income (Note 2)          --               (364,035)

Capital Shares Repurchased (Note 5)            (26,677,840)             --

Capital Contributions from Adviser (Note 4)        --                   5,400

Total Increase (Decrease) in Net Assets        (51,100,635)        38,962,018
       Net Assets:
       Beginning of period                     107,250,954         68,288,936

         End of period                      56,150,319            107,250,954

See accompanying notes to financial statements.


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JARDINE FLEMING
CHINA REGION FUND, INC.

Financial Highlights
--------------------------------------------------------------------------------

                          For the    For the    For the    For the    For the
                             Year       Year       Year       Year       Year
                            Ended      Ended      Ended      Ended      Ended
                            12/31      12/31      12/31      12/31      12/31
                             2000)      1999       1998       1997       1996
                          (In US$)   (In US$)   (In US$)   (In US$)   (In US$)

For a share outstanding throughout each period:

Net asset value,
  beginning of period       11.78       7.50      11.81      14.31      11.17

Net investment
income (loss)               (0.06)      0.03       0.02      (0.01)      0.03
Net realized and
  unrealized gain
  (loss) on
  investment and
  foreign currency-
  related transact          (2.73)      4.29      (4.33)     (2.45)      3.13
Total from investment
  operations                (2.79)      4.32      (4.31)     (2.46)      3.16

Dividends from net
  investment income          --        (0.04)      --        (0.04)     (0.02)

Capital shares
  repurchaseD (nOTE 5)       0.35       --         --         --         --

Net asset value,
  end of period              9.34      11.78       7.50      11.81      14.31

Market value, end of
  period                     7.06       8.44       5.50       9.75      11.38

Total Investment Return
  Per share
    market value           (16.30%)     54.2%     (43.6%)    (13.9%)     13.9%
  Per share net
    asset value            (20.71%)     57.6%`    (36.5%)    (17.2%)     28.3%

RATIOS/SUPPLEMENTAL
  DATA
Net assets,
  end of
   period       56,150,319  107,250,954  68,288,936  107,494,855    130,224,095
Ratio of total
  expenses to
  average net
  assets                     2.02%      2.28%      2.49%      1.68%      2.18%
Ratio of net
  investment
  income(loss) to
  average net assets        (0.36%)     0.37%      0.24%     (0.05%)     0.26%
Portfolio
  turnover rate              94.8%      90.8%     111.9%    102.60%     44.40%
Number of shares
  outstanding
  at end of
  period
  (in thousands)            6,012      9,101      9,101      9,101       9,101

See accompanying notes to financial statements.

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JARDINE FLEMING
CHINA REGION FUND, INC.

Notes to Financial Statements

December 31, 2000

1.   Organization and Capital

     Jardine Fleming China Region Fund, Inc. (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

2.   Significant Accounting Policies

     The following significant accounting policies, which are in conformity with generally accepted accounting principles of the United States of America for investment companies, are consistently followed by the Fund in the preparation of its financial statements.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     i)   Security Valuation

          All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to U.S. dollar equivalents at the exchange rate in effect on the valuation date.

     ii)  U.S. Federal Income Taxes

          No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. In 2000, the fund utilized $12,490,066 of capital loss carryforwards for federal income tax purposes. As of December 31, 2000, the fund has capital loss carryforwards for federal income tax purposes of $53,865,512, of which $42,188,945 expires in 2006 and $11,676,567 expires in 2007.

          In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to the current net operating loss. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

          Undistributed net investment income                 $351,218
          Undistributed net realized gain                      103,430
          Paid-in-capital                                     (454,648)

     iii) Foreign Currency Translation

          The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

          o investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

          o investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

     Unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

     iv)  Distribution of Income and Gains

          The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

          Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

     v)   Other

          Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of investment securities having maturities greater than one year at the time of acquisition by the average monthly market value of those investment securities.

3.   Investment Transactions

     Consistent with its investment objective, the Fund engages in the following transactions practices. The investment objective, policies, program, and risk factors of the Fund are described more fully in the Fund's Prospectus.

     i)   Foreign Transactions

          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     ii)  Other

          During the year ended December 31, 2000, the Fund made purchases of $86,680,625 and sales of $114,977,676 of investment securities other than short-term investments. There were no purchases or sales of U.S. government securities.

4.   Related Party Transactions

     i) Jardine Fleming International Management Inc. ( the "Adviser"), provides investment advisory services to the Fund under the terms of an investment advisory agreement. Under the investment advisory agreement, the Adviser is paid a fee, computed weekly and payable monthly, at the annual rate of 1.25% of the first $75 million and 1.00% of the excess over $75 million of the Fund's weekly net assets.

     ii) T. Rowe Price Associates, Inc. (the "Administrator") provides administrative services to the Fund under an Administrative Services Agreement. The Administrator receives a fee, payable monthly, at an annual rate of 0.10% of the first $250 million, 0.075% of the next $250 million and 0.05% of the excess over $500 million of the Fund's average weekly net assets, subject to a minimum annual fee of $200,000, plus reimbursement for certain out-of-pocket expenses. The Administrator also receives an annual fee of $85,000 for fund accounting services pursuant to an Accounting Services Agreement. At December 31, 2000, $29,922 was payable to the Administrator.

     iii) During the year ended December 31, 2000, the Fund paid $79,464 in brokerage commissions to Jardine Fleming Broking Ltd. and Jardine Fleming Securities Ltd., affiliated brokers/dealers.

     iv) In conjunction with the redemption of a portion of its initial shares, the Adviser made a capital contribution of $5,400 to the Fund during the year ended December 31, 1999.

5.   Capital Share Transactions

     During the year ended December 31, 2000, the Fund's Board of Directors authorized the Fund to purchase shares of its common stock from Fund shareholders, as described below. Any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund's remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

     i)   Share Repurchase Program

          The Fund is authorized to repurchase up to 10% of its issued and outstanding shares in the open market through May 9, 2001. Repurchases will be made only when the Fund's shares are trading at less than net asset value and at such times and amounts as are believed to be in the best interest of the Fund's shareholders. During the year ended December 31, 2000, the Fund paid $4,202,902 to repurchase 512,400 shares, at a per-share weighted average discount to net asset value of 24.08%.

     ii)  Tender Offer

          Pursuant to a tender offer that closed on December 18, 2000, the Fund purchased 30% of its outstanding common stock at a price equal to 95% of the Fund's net asset value per share on the closing date. The Fund acquired 2,576,692 shares for a total cost of $22,474,938 in cash. Additionally, the Fund's Board of Directors has announced its intent, beginning in 2001, to implement a partial tender offer or similar transaction if the Fund's shares trade at an average discount to net asset value in excess of 20% for any 13-week period, limited to one such transaction per year.


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JARDINE FLEMING
CHINA REGION FUND, INC.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Jardine Fleming China Region Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jardine Fleming China Region Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 5, 2001


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JARDINE FLEMING
CHINA REGION FUND, INC.

Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") whereby:

a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact:

1) State Street Bank & Trust Company   or  2) T. Rowe Price Services, Inc.
   (the Plan Agent):                           Telephone No: 800-638-8540
   P. O. Box 8200                             (toll-free)
   Boston, Massachusetts 02266-8200
   Telephone No: 800-426-5523 (toll-free)

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan
Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semiannual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.


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JARDINE FLEMING
CHINA REGION FUND, INC.

Directors and Administration
--------------------------------------------------------------------------------

Officers and Directors            The Rt. Hon. The Earl of Cromer - Director and
                                  Chairman of the Board
                                  A. Douglas Eu - Director, President,
                                  and Treasurer
                                  Alexander R. Hamilton - Director
                                  Ng Yook Man - Director
                                  Julian M. I. Reid - Director
                                  Anthony John Morgan - Secretary
                                  Henry H. Hopkins - Assistant Secretary

Investment Adviser                Jardine Fleming International Management Inc.
                                  P.O. Box 3151
                                  Road Town, Tortola
                                  British Virgin Islands

Administrator                     T. Rowe Price Services, Inc.
                                  100 East Pratt Street
                                  Baltimore, Maryland 21202
                                  U.S.A.

Custodian                         Citibank N.A.
                                  New York:
                                  111 Wall Street, 16th Floor
                                  New York, New York 10005
                                  U.S.A.

                                  Hong Kong:
                                  Citibank Tower
                                  Citibank Plaza
                                  3 Garden Road
                                  Hong Kong

Independent Accountants           PricewaterhouseCoopers LLP
                                  Baltimore, Maryland 21201
                                  U.S.A.

Legal Counsel                     Cleary, Gottlieb, Steen & Hamilton
                                  New York:
                                  1 Liberty Plaza, 43rd Floor
                                  New York, New York 10006
                                  U.S.A.

                                  Hong Kong:
                                  39th Floor, Bank of China Tower
                                  1 Garden Road
                                  Hong Kong

Registrar, Transfer Agent, and    State Street Bank & Trust Company
Dividend Paying Agent             P. O. Box 8200
                                  Boston, Massachusetts 02266-8200
                                  U.S.A.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.